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                                                                    EXHIBIT 10.2

                                  [CHASE LOGO]

                                 March 22, 2006

WHITE ELECTRONIC DESIGNS CORPORATION
3601 East University Drive
Phoenix, Arizona 85034

      Re: Loan by JPMORGAN CHASE BANK, N.A. (successor by merger to Bank One, NA (Main Office Chicago)) ("Lender") to WHITE ELECTRONIC DESIGNS CORPORATION ("Borrower")

Ladies and Gentlemen;

      Lender has extended to Borrower credit pursuant to the Loan and Security Agreement, dated January 7, 2000 (as amended from time to time, "Loan Agreement") in the principal amount of $12,000,000.00 (the "Loan") and evidenced by the Promissory Note, dated June 30, 2000 ("Note"). Capitalized terms used herein and not otherwise defined shall have the meanings given them the Loan Agreement.

      Lender and Borrower agree to amend the Loan Documents as follows:

      1. The definition of "Termination Date" in the Loan Agreement is hereby amended to mean June 28, 2006.

      2. The definition of "Maturity Date" in the Note is hereby amended to mean June 28, 2006.

      All other terms and conditions of the Loan Agreement and the other Loan Documents shall remain unchanged and in full force and effect. All property or rights to or interest in property granted as security for the Loan, shall remain as security for the Loan and the obligations of Borrower in the Loan Documents.

      JPMorgan Chase Bank, N.A. - Commercial Banking - PO BOX 71, Phoenix,
                                  AZ 85001-0071

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                              CONSENT AND AGREEMENT

The foregoing amendments are hereby consented and agreed to this 27 day of March, 2006.

                                        PANELVIEW, INCORPORATED, an Oregon
                                        corporation

                                        By: /s/ Hamid R. Shokrgozar
                                            -----------------------------
                                        Name: Hamid R. Shokrgozar
                                        Title: President & CEO

                                        INTERFACE DATA SYSTEMS, INC., an Arizona corporation

                                        By: /s/ Hamid R. Shokrgozar
                                            -----------------------------
                                        Name: Hamid R. Shokrgozar
                                        Title: President & CEO

                                        IDS ACQUISITION CORPORATION, an Arizona
                                        corporation

                                        By: /s/ Hamid R. Shokrgozar
                                            -----------------------------
                                        Name: Hamid R. Shokrgozar
                                        Title: President & CEO

                                                                      GUARANTORS

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      Please acknowledge your receipt and acceptance of the foregoing terms and conditions by signing and returning a copy of this letter. In addition, please obtain the consent and agreement of the Guarantors by having them sign the copy of this letter to be returned by you.

                                   Sincerely,

                                   JPMORGAN CHASE BANK, N.A., (successor by merger to BANK ONE, NA, (Main Office Chicago)

                                   By: /s/ Mark Chambers
                                       --------------------------------
                                   Name: Mark Chambers
                                   Title: Senior Vice President

Consented and agreed to
this 27 day of March, 2006.

WHITE ELECTRONIC DESIGNS
CORPORATION, an Indiana corporation

By: /s/ Hamid R. Shokrgozar
    -----------------------------
Name: Hamid R. Shokrgozar
Title: President & CEO

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